                                                                  Exhibit 10.50

                          COMMERCIAL REAL ESTATE LEASE

         This lease agreement (the "Lease") is entered into by and between ROUTE 7 REALTY, LLC, having a mailing address of P.O. Box 555, Marietta, Ohio 45750, hereinafter called the Lessor, and ADS ALLIANCE DATA SYSTEMS, INC., DBA ALLIANCE DATA SYSTEMS, a Delaware corporation, having a mailing address of 4590 E. Broad Street, Columbus, Ohio 43213 hereinafter called the Lessee

                                   WITNESSETH:

         In consideration of the mutual covenants herein contained, arid other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties intending to be legally bound hereby agree as follows:

         The Lease is subject to all of the following terms and conditions:

1.       LEASE OF PREMISES.

         Subject to the terms and conditions set forth herein, Lessor leases to Lessee, and Lessee leases from Lessor, 6,240 square feet, being a portion of the two-story 20,000 square foot commercial office building (the "Building") located at Route 7 North, Reno, Ohio, hereinafter referred to as the "Premises", depicted on EXHIBIT A attached hereto and made a part hereof Effective October 1, 2000, subject to all the same terms and conditions sec forth herein, Lessee shall lease an additional 5,900 square feet adjoining the 6,240 square feet. Effective October 1, 2000, the "Premises" shall be defined as 12,140 square feet. The additional 5,900 square feet is depicted on EXHIBIT B and attached hereto and made a part hereof.

         Lessee shall have the exclusive use of a minimum of 72 parking spaces on an assigned basis, which spaces shall be located in the northwest parking lot.

         The term "Land" means the parcel of real property upon which the Building is situated, as more particularly described on Exhibit B, attached hereto and made a part hereof.

2.       INITIAL TERM AND RENEWAL OPTION.

         2.1. INITIAL TERM. The initial term of this Lease (the "Initial Term") shall be two (2) years commencing on May 1, 2000 (the "Commencement Date") and terminating at 12:00 midnight on April 30, 2002 unless extended pursuant to SECTION 2.2. For the period May 1, 2000 through September 30, 2000 of the initial term of this Lease, Lessee shall lease from Lessor 6,240 square feet. Effective October 1, 2000, subject to all the same terms and conditions set forth herein, Lessee shall lease from Lessor an additional 5,900 square feet adjoining the 6,240 square feet, increasing the total "Premises" leased to 12,140 square feet.

         2.2. RENEWAL OPTION. At the end of the Initial Term of this Lease, Lessee shall have the option to renew this Lease for five (5) additional periods of two (2) years each (each a "Renewal Term") provided Lessee gives Lessor ninety (90) days written notice of its intent to


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exercise its renewal option prior to the expiration of the Initial Term or any subsequent Renewal Terms.

3.       RENT.

         3.1. GROSS LEASE. This Lease is intended to be a "gross" lease and payment of Rent by Lessee shall include all applicable utilities, taxes, and insurance. Except as specifically set forth herein, Lessee shall have no obligation to pay or reimburse Lessor for any operating expenses, service charges, taxes, insurance, utilities or any other costs or charges associated with operation, repair or maintenance of the Building or the Premises, all such costs shall be Lessor's sole responsibility.

         3.2. INITIAL TERM. For the Initial Term of this Lease, Lessee shall pay Lessor rent in equal monthly installments on the first (1st) day of each month, in advance, as follows:


TERM:                      SQ. FT.      RENT PER SQ. FT.     MONTHLY RENT AMOUNT      RENT ANNUALLY
-----                      -------      ----------------     -------------------      -------------
Year One
Dates (5.1.00-9.30.00)        6,240           $11.00          $ 5,720 @  5 months         $28,600
Dates (10.1.00-4.30.01)      12,140           $11.00          $11,128 @  7 months         $77,896
Year Two
Dates (5.01.01-4.30.02)      12,140           $12.00          $12,140 @ 12 months        $145,680


         3.3. RENEWAL TERM. Rent rates for any Renewal Term shall be negotiated and agreed to between the Lessor and Lessee at least one hundred twenty (120) days prior to the expiration of the Initial Term or any subsequent Renewal Terms.

         3.4.     PAYMENT.

         Unless specifically noted otherwise, Lessee shall make all payments to Lessor under this Lease on or before the first day of each calendar month, in advance, by normal business methods, at the address of Lessor set forth in
Section 23 or at such other place as Lessor may designate by notice to Lessee from time to time. If the date for commencement of Rent under this Lease is not the first day of a calendar month, Lessee's Rent for the first and last months of the Term shall be prorated on a daily basis and Lessee's first payment of Rent shall be due on the Commencement Date. If Lessee fails to make any payment of Rent within ten (10) days after it becomes due, then, in addition to all other rights of Landlord under this Lease, Lessee shall pay Lessor a late charge of five percent (5%) of the delinquent amount for each 30-day period or fraction thereof from the due date until paid, as liquidated damages to cover Lessor's additional costs and expenses relating thereto.

         3.5.     ACCORD AND SATISFACTION.

         No payment by Lessee or receipt by Lessor of a lesser amount than the full Rent or other amount payable under this Lease shall be deemed to be other than on account of the earliest


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stipulated Rent or other amount. No endorsement or statement of any kind on any check or any letter accompanying any check or payment shall be deemed to be an accord and satisfaction. Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such Rent or other amount, or to pursue any other remedy provided in this Lease at law or in equity. Every demand for Rent or other amount due whenever and wherever, made shall have the same effect as if made at the time it falls due and at the place of payment, and, after the service of any notice or commencement of any suit, or final judgment therein, Lessor may receive and collect any Rent or other amount due, and such collection or receipt shall not operate as a waiver, nor shall it affect such notice, suit or judgment. Any acceptance by Lessor of payment of less than the full amount owed by Lessee under this Lease shall be deemed to have been made with full reservation by Lessor of his rights to recover all the remainder of the amounts owed to it under this Lease, irrespective of whether or not Lessor so indicates in writing or otherwise on any check or elsewhere

         ALL COMMUNICATIONS CONCERNING DISPUTED DEBTS, INCLUDING ANY CHECKS OR OTHER INSTRUMENTS TENDERED AS FULL SATISFACTION OF A DEBT, MUST BE SENT BY CERTIFIED MAIL TO LESSOR AT: ROUTE 7 REALTY, LLC, ATTN: RUDOLPH JOHN LEHMAN, P.O. BOX 555, MARIETTA, OHIO 45750, OR TO SUCH OTHER PLACE OR PERSON AS LESSOR MAY DESIGNATE FROM TIME TO TIME IN ACCORDANCE WITH
         SECTION 23.

4.       UTILITIES, TAXES, & SECURITY DEPOSIT.

         4.1. UTILITIES. Lessor shall contract for and pay all reasonable charges for electricity, gas, water and other utility services furnished to the Premises. Such utilities shall be made available to the Premises seven (7) days per week, twenty-four (24) hours per day, 365 (or 366) days per year. Lessee shall use commercially reasonable efforts to minimize waste of electricity, gas, water, and other utility services. Lessee shall only be required to turn off the lighting to the Premises if Lessor installs a separate on/off switch for such lighting. Lessee shall not be required to turn off the lighting from the electrical circuit box.

         4.2. TAXES AND ASSESSMENTS. Lessor shall pay when due all real estate taxes and assessments levied against the Land and the Building and any taxes due with respect to Rent due hereunder.

         4.3. SECURITY DEPOSIT. Lessee has paid a security deposit in the amount of $5,200.00, which is to be held by Lessor, without interest, as security for the payment of any money for which Lessee shall or may become liable to Lessor under this Lease, including any damage or destruction to the Premises, and for the faithful performance of Lessee of all covenants and agreements under this Lease. Said security deposit shall be returned to Lessee within thirty (30) days after the termination of this Lease or any renewal thereof, provided Lessee shall not be in default and has vacated the Premises. Nothing in this paragraph shall be deemed to limit the amount of any claim, demand or cause of action of Lessor against Lessee under the provisions of this Lease.

5.       USE OF PREMISES.


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         5.1.     Lessee shall use the Premises solely for the functions
associated with the operation of its business, including those uses reasonably incidental to it, and shall not permit the Premises to be used for any other purpose without first obtaining Lessor's expressed written consent to that specific use. Lessee shall not use the Premises in any manner contrary to the applicable zoning, health, fire or safety regulations, ordinances or statutes (whether now in effect or hereafter enacted) of the city, county, and state in which the Premises are located.

         5.2. SMOKING. Smoking is not permitted in the Building, whether in common areas or private offices Smoking shall be permitted in those areas designated as "smoking areas" on Exhibit "A". Such areas shall be limited to exterior areas. Lessee shall have the right to provide shelter to such "smoking areas" at Lessee's expense.

         5.3. ELEVATOR AND RESTROOMS. Lessor shall provide Lessee and its agents and employees with access to the existing elevator located along the north wall of the subject building and handicap accessible restrooms to be installed on the first floor space beneath the subject space, which will be in compliance with the Americans with Disabilities Act.

6.       COMPLIANCE WITH LAWS.

         Lessee shall comply in full with all laws, regulations, and requirements of all governments and other lawful authorities and all regulations and orders of the National Board of Fire Underwriters, or other organization hereafter exercising similar functions, which now or at any time hereafter may apply to or affect the Premises or any business conducted on the Premises.

7.       CONDITION OF PREMISES.

         Lessor has made no representation or warranty, expressed or implied, with respect to the condition of the Premises or the fitness of the Premises for any particular use. Lessee acknowledges that it has fully investigated and is familiar with the size, dimensions, and physical condition of the Premises and is accepting the Premises "as is". Except as expressly described in this Lease, Lessor shall not be required to make any improvement, repair, alteration, or restoration of the Premises or in any manner maintain the Premises, and shall have no liability for any defects in or any condition of the Premises.

8.       MAINTENANCE AND REPAIRS.

         8.1. BY LESSOR. Lessor shall keep all structural portions of all improvements, including without limitation the roof, the heating, cooling, plumbing, ventilation, and electrical systems and all components thereof, exclusive of doors and windows on the Premises and Building in good condition and repair throughout the term of this Lease and any renewals thereof. In the event that the Premises should become in need of repairs to be made by Lessor hereunder, Lessee shall give prompt written notice thereof to Lessor.

         Lessor shall keep and maintain adjoining areas and sidewalks in a clean, safe and attractive condition and free from snow and ice. Lessor shall be responsible for any maintenance of the parking lot, including, but not limited to, blacktopping and restriping of parking spaces


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and snow and ice removal. Lessee acknowledges that the driveway and parking lot are in satisfactory condition as of the date of this Lease.

         8.2. BY LESSEE. Lessee agrees to accept the Premises in the condition existing as of the Commencement Date, to maintain the Premises, and to make and pay for all necessary routine, normal maintenance (including regular janitorial service), and reasonable non-structural repairs to properly maintain the Premises, normal wear and tear excepted. Lessee shall keep the Premises in good, clean condition and shall at its expense make all needed non-structural repairs and replacements, except for repairs and replacements required to be trade by Lessor under the provisions of Section 8.1. At the expiration of this Lease, or any renewals thereof, Lessee shall surrender the Premises in good condition, except for reasonable wear and tear, loss by fire or other casualty, or any repairs or replacements required to be made by Lessor; and shall surrender all keys for the Premises to Lessor Lessee shall be responsible for the payment of trash removal service for trash generated by Lessee.

9. ALTERATIONS. No alteration, addition, improvement, remodeling. or other change in or to the Premises (hereinafter collectively called an "Alteration") shall be made by Lessee except under the following terms and conditions:

         9.1. CONSENT. No Alteration shall be made without first obtaining the prior written consent of Lessor to the specific alteration and, where appropriate, the plans and specifications for it.

         9.2. LICENSES AND PERMITS. No Alteration shall be commenced until Lessee has first obtained and paid for all required permits and authorizations, and has fully complied with all building and zoning laws, and all other laws, ordinances, regulations, and requirements of all governmental authorities, the National Board of Fire Underwriters, and any other body that may hereafter exercise similar functions.

         9.3. COSTS. The cost of all Alterations shall be paid in cash or its equivalent by Lessee so that the Premises shall at all times be free of liens and claims for work, labor, or materials supplied or claimed to have been supplied to the Premises.

         9.4. OWNERSHIP. All Alterations or improvements made by Lessee to the Premises, other than trade fixtures or Lessee's personal property, shall become the property of Lessor upon termination of this Lease, unless required to be removed at the direction of Lessor. Lessor, at its option, may require Lessee to remove any and all alterations or improvements installed or made by Lessee upon termination of the Lease, in which event Lessee shall repair any damage caused by such removal to restore Lessor's property to substantially the condition as on the Commencement Date, reasonable wear and tear excepted.

10.      INSURANCE.

         10.1. HAZARD INSURANCE. Lessor shall, during the Lease Term, keep in full force art "all risk" policy of fire and casualty insurance on the Building. Lessee, at its expense, shall keep all its improvements on the Premises, including improvements currently or hereafter in existence, insured against loss or damage by fire and the hazards covered by extended coverage insurance


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in an amount equal to not less than the full replacement value of such improvements without offset for depreciation.

         10.2. LIABILITY INSURANCE. Lessor shall, during the Lease term, at its expense, keep in full force and effect a policy of commercial general liability insurance Lessee, shall, at its expense, during the Lease Term, maintain comprehensive general liability insurance insuring Lessor and Lessee against death, injury to persons or damage to property on or about the Premises, with minimum limits of $1,000,000 for injuries to or death of one person as a result of any one accident or disaster, $2,000,000 for injuries to or death of more than one person as a result of any one accident or disaster, and $2,000,000 for property damage.

         10.3. BLANKET COVERAGE; OTHER PROVISIONS. Any insurance maintained by Lessee pursuant to this Section 10 may be carried under a blanket policy covering the Premises and other facilities of Lessee or any affiliate of Lessee; may name Lessee or any affiliate of Lessee as additional insured with respect to the Premises, as their interests may appear, and may have such deductible amount or amounts as Lessee may deem appropriate, but if proceeds of such insurance are payable to Lessor under this Lease, then Lessee shall pay to Lessor the amount of any such deductible in connection with such insured loss. Any insurance policies maintained by Lessee pursuant to this Section 10 shall be issued by a company licensed to do business in Ohio, shall contain a provision prohibiting termination with respect to Lessor or the demised Premises without at least thirty (30) days prior written notice to Lessor, and shall name Lessee and Lessor, as their interests may appear.

11.      LIENS.

         Lessee shall keep the Premises free from all liens. If, within ten (10) days following imposition of any lien, Lessee does not cause the lien to be released of record, Lessor may, in addition to its other remedies cause the hen to be released. All sums paid by Lessor for the release of any lien, and all expenses incurred by it in connection with it, together with interest at the rate of twelve percent (12%) per annum, shall be payable to Lessor by Lessee on demand. Lessor may post on the Premises any notices Lessor deems proper for the protection of Lessor and the Premises from liens.

12.      SIGNS AND ADDRESS.

         Lessee may, at its expense, utilize or remove any existing sign or install new signs on the Premises as may be reasonable, which conforms to all applicable law, and which shall not damage or impair the attractiveness of the Premises. Lessee may erect three (3) signs, which signs shall be installed at the entrance to the Premises, in the lobby area of the Building and on a monument sign located on the Land outside the Building. Such signs shall be at Lessee's sole expense and shall be approved by Lessor, which approval shall not be unreasonably withheld, conditioned or delayed. Lessee shall be entitled to remove any or all such signs at any time during the term of this Lease, or within fifteen (15) calendar days after termination of this Lease, provided such removal does not cause irreparable or unreasonable harm to the Premises. In any event Lessee, at its expense, shall repair any damage caused by such removal. Lessor will obtain for the Premises during the first year of the Initial Term a separate suite number or address for mail delivery to the Premises by the U.S. Postal Service


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13.      COMMON AREAS. The term "Common Areas" shall mean those parts of the
Land and Building designated by Lessor from time to time for the common use of Lessor, tenants and their employees, agents, customers, and invitees, including the employee cafeteria, parking areas, sidewalks, landscaping, curbs, loading areas, foyers, hallways, rest rooms, elevator, and other areas provided and designated by Lessor for the common use of Lessor and tenants, all of which shall be subject to Lessor's sole management and control and shall be operated and maintained in such a manner as Lessor in its reasonable discretion shall determine. Lessor shall have the right to modify the size, use, nature, location or configuration of the Common Areas, provided, however, that no such change shall unreasonably interfere with Lessee's access to or use of the Premises. Lessee shall have the non-exclusive right to use the Common Areas in common with Lessor and other tenants of the Buildings, if any. Lessee shall use the Common Areas in a safe and careful manner and shall not commit waste on or about the Common Areas.

14.      RESTORATION.

         If at any time the Premises are materially damaged or destroyed, Lessor may, at its option, repair or restore the Premises to their condition immediately prior to such damage or destruction or terminate this Lease as of the date of such damage or destruction. Upon such termination, the Rent payable by Lessee shall be apportioned as of the date of such damage or destruction. Lessor shall give written notice to Lessee of its election either to repair or restore the Premises or to terminate this Lease within thirty (30) days after the date such damage or destruction occurs. If damage or destruction to the Premises occurs which does not result in a termination of this Lease, the rent payable by the Lessee shall be abated until the Premises of any part thereof so damaged have been made fit for occupancy. Notwithstanding anything in this paragraph to the contrary,

                  (a) Lessor's obligation to repair or restore shall be limited to cost in the amount of insurance proceeds payable under policies of fire or extended coverage insurance maintained under the terms and conditions of this Lease; provided, however, that if the Premises are not restored to substantially the same condition as such Premises are in on the Commencement Date of this Lease, then Lessee shall have the option to terminate this Lease;

                  (b) Lessee shall bear all costs and expenses of repair and restoration required as a result of damage caused solely by the intentional or negligent act or omission of Lessee, its employees, agents, guests, or invitees;

                  (c) If any mortgage encumbering the Premises contains different restoration/repair requirements than those contained in this Lease, the provisions of such mortgages shall apply and supersede those contained in this Lease, to the extent of such difference or conflict, and such differing terms shall be deemed incorporated in this Lease; and

                  (d) If the Premises are damaged to an immaterial or non-substantial degree, Lessor shall promptly cause them to be repaired and restored within thirty (30) days (or if such work cannot be completed within such thirty (30) days, such work shall be


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         commenced within thirty (30) days and diligently pursued through completion), subject to (b) above.

         In the event the Premises shall at any time during the Lease term be damaged by fire or other unavoidable casualty, through no fault or negligence of Lessee, so as to render said Premises or any part thereof unfit for occupancy, Lessee shall have the option of terminating this Lease upon thirty (30) days prior written notice to Lessor.

15.      EMINENT DOMAIN.

         Lessor shall deliver to Lessee within ten (10) days after receipt thereof any notice of a governmental entity's intent to exercise its power of eminent domain with respect to all or a portion of the Premises.

16.      CONDEMNATION.

         If all or a material part of the Premises are taken by any condemning authority under the power of eminent domain or by any purchase of other acquisition in lieu of condemnation, this Lease shall terminate as of the date possession is required by the condemning authority, and Rent payable by the Lessee shall be apportioned as of the termination date. In any event, Lessor shall be entitled to receive the entire appropriation award or consideration paid by the condemning authority, and Lessee shall have no rights to or in such award or consideration.

         For purposes of this Section 16, any negotiated sale to a public or quasi-public authority under the threat of condemnation shall be deemed to constitute a taking by such public or quasi-public authority under the power of eminent domain.

17.      MORTGAGE OF LESSOR'S INTEREST.

         This Lease and Lessee's rights under it shall be subject and subordinate to any mortgages upon the Premises. The subordination of this Lease and Lessee's rights under it shall be automatic and self-operative, and no separate instrument of subordination shall be necessary. However, if requested by the holder of any mortgage, Lessee shall execute, acknowledge, and deliver any and all documents requested by such holder, provided that the documents are reasonably acceptable to Lessee.

18.      DEFAULT.

         18.1. DEFAULT BY LESSEE. Lessee shall be deemed in default of the Lease in the event the Lessee should: (a) default in the prompt payment of rent when the same is due and remain in violation of or continue to fail to make such payment with late payment charge for a period of thirty (30) days from and after due date of such rental; and (b) fail to perform any of the other covenants, conditions and agreements performable by Lessee hereunder for a period of thirty
(30) days following the receipt of written notification of Lessee's failure to comply herewith, or in the event the correction of such default shall take more than thirty (30) days to complete, then in the event the Lessee should fail to begin the correction of such default within a period of twenty (20) days following the receipt for written notification thereof and shall fail to pursue the


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correction of such default with due diligence; or (c) should Lessee file a voluntary petition in bankruptcy, be adjudged bankrupt, be placed in or subjected to a receivership, or make an assignment for benefit of creditors. Upon such default, Lessor may elect to cancel this Lease or relet the premises as agent for Lessee or otherwise, and receive the Rent therefore, applying the same first to the payment of such expenses as the Lessor may be put to in entering and letting. The balance remaining will be applied to the payment of the Rent payable under this Lease, and fulfillment of Lessee's covenants hereunder, the balance, if any, to be paid to Lessee who shall remain liable for deficiency. Or, at the option of Lessor, upon any such default, Lessor may demand the entire Rent for the balance of the term due and payable as if by the terms of this Lease it were all payable in advance.

         18.2. DEFAULT BY LESSOR. Should Lessor fail to perform any of its duties or obligations hereunder, Lessor shall have a period of thirty (30) days after receipt of written notice from Lessee of a failure of performance within which to commence a cure of that failure. Failure of Lessor to commence that cure within the thirty-day (30-day) period or to effect that cure within that thirty-day (30-day) period shall be an event of default under this Lease and Lessee may, at its option, elect to commence such cure itself, and Lessee may either, at its option, offset any expenses it incurs in effecting such cure against the Rent and other charges due and payable by Lessee hereunder, or require that Lessor immediately reimburse Lessee for its expenses; provided, however, in the event of an emergency, Lessee may immediately effect a cure of Lessor's failure should Lessor fail to act immediately to do so, without the requirement of any notice by Lessee to Lessor.

         18.3. CUMULATIVE RIGHTS. No right or remedy herein conferred upon or reserved to Lessor or Lessee is intended to be exclusive of any other right or remedy provided herein or by law, but each shall be cumulative and in addition to every other right or remedy given herein or now or hereafter existing at law or in equity or by statute.

19.      RIGHTS TO CURE DEFAULTS.

         If Lessee fails to perform any of its obligations under this Lease, for a period of thirty (30) days following the receipt of written notification of Lessee's failure to comply herewith, or in the event the correction of such default shall take more than thirty (30) days to complete, then in the event the Lessee should fail to begin the correction of such default within a period of twenty (20) days following the receipt for written notification thereof and shall fail to pursue the correction of such default with due diligence, Lessor may, but shall not be obligated to, cause the performance thereof, and all costs and expenses incurred by Lessor in connection therewith, including without limitation reasonable attorneys' fees, shall be immediately due and payable from Lessee to Lessor, with interest thereon from the time paid by Lessor until Lessor is reimbursed in full by Lessee at a rate of twelve (12%) percent per annum.

20.      ASSIGNMENT OR SUBLEASE.

         Lessee shall neither assign this Lease nor sublease all or any part of the Premises, except to an affiliate of Lessee, without first obtaining Lessor's expressed written consent to such assignment or sublease, which consent shall not unreasonably be withheld by Lessor. Lessor may assign this Lease to an affiliated party without the consent of Lessee.


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


21.      LESSOR'S ACCESS.

         Lessor and its designees shall have the right to enter the Premises at any reasonable times upon 24 hours prior verbal or written notice for non-emergency purposes including, but not limited to, inspecting the Premises, determining compliance herewith by Lessee, performing any work which the Lessor is required or elects to undertake, and exhibiting the Premises for sale or lease. Lessor shall have the right to enter the Premises without notice at any time deemed necessary by Lessor for emergency and/or urgent maintenance issues.

         Nothing herein shall imply any duty upon Lessor to do any such work that Lessee is required to perform under any provision of this Lease, and the performance of any such work by Lessor shall not constitute a waiver of Lessees default.

22.      SURRENDER AND HOLDING OVER.

         Subject to Lessor's rights under this Lease, Lessee shall deliver and surrender possession of the Premises to Lessor upon the expiration of this Lease, or its termination in any way, in as good condition and repair as the Premises were on the date of Rent commencement, ordinary wear and tear excepted. If Lessee, or any party claiming under Lessee, remains in possession of the Premises, or any part of the Premises, after any termination of this Lease, Lessee or such party claiming under Lessee shall be deemed a Lessee from month-to-month upon the covenants, provisions and conditions herein contained and at a rental equal to one hundred and twenty percent (120%) of the rental in effect during the last month of the term of this Lease, as extended or renewed, prorated and payable for the period of such occupancy.

23.      NOTICES.

         Except as provided in SECTION 3.5 any notices, requests, demands, or other communications required, permitted, or desired to be made or given under the terms of this Lease shall be in writing, signed by or on behalf of the party making or giving the same and shall be deemed fully made or given upon personal delivery, receipted courier, or the deposit of the same in the United States mail, postage pre-paid certified mail, return receipt requested and addressed to the other party at its office as set forth below, or at such other address as each party may have furnished to the other party by like notice.

         LESSOR:                                     LESSEE:
         Route 7 Realty, LLC                         Alliance Data Systems
         Attn: Rudolph John Lehman                   Attn: Oren J. Snell
         P.O. Box 555                                4590 East Broad Street
         Marietta, OH 45750                          Columbus, OH 43213

24.      GENERAL.

         24.1. ENTIRE AGREEMENT. This Lease sets forth the entire agreement and understanding of the parties in respect of the transactions contemplated hereby and supersedes all prior agreements, arrangements and understandings relating to the subject matter hereof.


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

         24.2. BINDING AGREEMENT. All of the terms, covenants, representations, warranties and conditions of this Lease shall be binding upon, and inure to the benefit of and be enforceable by, the parties hereto and their respective permitted successors and assigns.

         24.3. AMENDMENTS. This Lease may be amended only by a written instrument, duly executed by Lessor and Lessee, which specifically refers to this Lease and states that it amends this Lease.

         24.4. WAIVER. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by any party of any condition, or of any breach of any term, covenant, representation or warranty, contained in this Lease, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach, or a waiver of any other condition or of any breach of any other term, covenant, representation or warranty.

         24.5. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without regard to the conflicts of law principles thereof.

         24.6. QUIET ENJOYMENT. Upon payment of all amounts required to be paid by, and full performance of all obligations and covenants of Lessee under this Lease, Lessee shall peaceably and quietly hold, occupy and enjoy the Premises during the Term of this Lease without any hindrance by Lessor or any person lawfully claiming under Lessor.

         24.7. TIME OF ESSENCE. Time is expressly declared and agreed to be of the essence in this Lease with respect to any and all terms, covenants, conditions, agreements, provisions, options, rights of termination and all other matters relating to this Lease.

         24.8. CUMULATIVE EFFECT. The rights and remedies by this Lease are cumulative and the use of any one right or remedy by either party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

         24.9. SEVERABILITY. In case of any one or more of the provisions contained in this Lease shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not effect any other provision hereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

25. AUTHORITY. Except as otherwise provided herein, each individual executing this Lease in a representative capacity warrants and represents to the other party that he has all requisite authority to execute the same on behalf of the entity represented, in the capacity in which he has executed the same.

26. ATTORNEYS' FEES. In the event of any litigation involving the parties to this Lease to enforce any provision of this Lease, to enforce any remedy available upon default under this Lease, or seeking a declaration of the rights of either party under this Lease, the prevailing party


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


shall be entitled to recover from the other such attorneys' fees and costs as may be reasonably incurred, including the costs of reasonable investigation, preparation and professional or expert consultation incurred by reason of such litigation. All other attorneys' fees and costs relating to this Lease and the transactions contemplated hereby shall be borne by the party incurring the same.

27. CONFIDENTIALITY. Lessee understands that the terms of this Lease are confidential in nature and that disclosure of these terms by Lessee would jeopardize Lessor's negotiations and/or related business relationships with its other tenants or potential tenants. Therefore, Lessee agrees to maintain the terms of this Lease in confidence and not divulge, publish, or communicate the rental payment terms of this Lease to any individual, firm, or corporation, without the expressed written consent of Lessor, except to the extent disclosure is required by applicable law or is necessary in the regular course of the Lesees's business to be disclosed to its accountants, tax advisors or attorneys.

         IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year written below the signature of the parties or their duly authorized representative

                                       LESSOR:
WITNESS:                               ROUTE 7 REALTY, LLC



/s/                                    By:       /s/ Rudolph John Lehman
----------------------------------        -----------------------------------
                                          Rudolph John Lehman


/s/
----------------------------------
                                       Date:          10/24/00
                                            ---------------------------------

                                       LESSEE:



WITNESS:                               ADS ALLIANCE DATA SYSTEMS, INC.



/s/                                    By:  /s/     Robert G. Case
----------------------------------        -----------------------------------

/s/                                    Printed Name:   Robert G. Case
----------------------------------                  -------------------------

                                       Title:    Sr. V.P. Retail Operations
                                             --------------------------------

                                       Date:      10/10/00
                                            ---------------------------------


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


                                 ACKNOWLEDGMENTS


STATE OF OHIO                  )
COUNTY OF WASHINGTON           )       SS:

         This document was signed and acknowledged before me on this 24th day of October, 2000, by Rudolph John Lehman on behalf of Route 7 Realty, LLC, the Lessor hereunder.



                                       /s/ Patricia Huck
                                       ---------------------------------------
                                       Notary Public
                                       PATRICIA HUCK, Notary
                                       Public in and For the State
                                       of Ohio My commission,
                                       Expires July 9, 2002


STATE OF OHIO                  )
COUNTY OF FRANKLIN             )       SS:

         This document was signed and acknowledged before me on this 10 day of October, 2000, by Robert Case on behalf of ADS Alliance Data Systems, Inc., the Lessee hereunder.


                                       /s/ Mary Brewer
                                       ---------------------------------------
                                       Notary Public



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